UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

        Date of Report (Date of earliest event reported): February 12, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



       England and Wales                33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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Item No.5     Press release dated 12 February, 2004 - Holding(s) in Company


The Company received the two following notifications yesterday:

Goldman Sachs International
Peterborough Court
133 Fleet Street
London EC4A 2BB

Ms Mary Skelley (Company Secretary)
Marconi Corp. Plc
34 Grosvenor Square
London W1K 2HD

Fax No: 020 7493 1974

                                                                11 February 2004

Dear Sir/Madam

UK Companies Act 1985 - Section 198 - 203 - Marconi Corp Plc (the "Company")

This notification relates to issued ordinary shares in the capital of the Company ("shares") and is given in fulfilment of the obligations imposed by sections 198 to 203 of the Companies Act 1985 (the "Act").

It has come to our attention that at close of business on 9 February 2004, The Goldman Sachs Group. Inc., of 85 Broad Street, New York, NY 10004, USA, was interested in 13,507,878 shares.

Of these 13,507,878 shares,

a) The interest in 3,361,262 shares arose from the interest held by Goldman, Sachs & Co. ("GS&Co."), acting as custodian. These shares are, or will be, registered in the name of Goldman Sachs Securities (Nominees), Limited ("GSSN").

b) The interest in 8,662 shares arose from the interest held by GS&Co., acting as custodian of 4,331 American Depositary Receipts ("ADRs"). These ADRs are, or will be, held at the Depositary Trust Company of New York (" DTC").

c) The interest in 7,009,902 shares arose from a beneficial interest held by Goldman Sachs International. These shares are, or will be, registered at CREST in account CREPTEMP.

d) The interest in 3,089,070 shares arose from a beneficial interest of 1,544,535 ADRs held by GSI. These ADRs are, or will be, held at DTC.

e) The interest in 38,982 shares arose from a beneficial interest of 19,491 ADRs held by GS&Co. These ADRs are, or will be, held at DTC.

A copy of this fax is being sent to you by post. Please do not hesitate to contact me should you have any questions.


Yours faithfully
For and on behalf of
The Goldman Sachs Group, Inc.


Goldman Sachs International
Peterborough Court
133 Fleet Street
London EC4A 2BB


Ms Mary Skelley (Company Secretary)
Marconi Corp. Plc
34 Grosvenor Square
London W1K 2HD

Fax No: 020 7493 1974

                                                                11 February 2004


Dear Sir/Madam


UK Companies Act 1985 - Section 198 - 203 - Marconi Corp Plc (the "Company")

This notification relates to issued ordinary shares in the capital of the Company ("shares") and is given in fulfilment of the obligations imposed by sections 198 to 203 of the Companies Act 1985 (the "Act").

It has come to our attention that at close of business on 10 February 2004, The Goldman Sachs Group. Inc., of 85 Broad Street, New York, NY 10004, USA, was interested in 10,745,534 shares.

Of these 10,745,534 shares,

a) The interest in 1,662,600 shares arose from the interest held by Goldman, Sachs & Co. ("GS&Co."), acting as custodian. These shares are, or will be, registered in the name of Goldman Sachs Securities (Nominees), Limited ("GSSN").

b) The interest in 8,634 shares arose from the interest held by GS&Co., acting as custodian of 4,317 American Depositary Receipts ("ADRs"). These ADRs are, or will be, held at the Depositary Trust Company of New York (" DTC").

c) The interest in 5,945,430 shares arose from a beneficial interest held by Goldman Sachs International. These shares are, or will be, registered at CREST in account CREPTEMP.

d) The interest in 3,128,070 shares arose from a beneficial interest of 1,564,035 ADRs held by GSI. These ADRs are, or will be, held at DTC.

e) The interest in 800 shares arose from a beneficial interest of 400 ADRs held by GS&Co. These ADRs are, or will be, held at DTC.

A copy of this fax is being sent to you by post. Please do not hesitate to contact me should you have any questions.


Yours faithfully
For and on behalf of
The Goldman Sachs Group, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: February 12, 2004